Exhibit 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO RULE 13a-14(a) OR 15d-14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934,

AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Dave Davis, certify that:

1.	I have reviewed this quarterly report on Form 10-Q of Sun Country Airlines Holdings, Inc. ("Sun Country") for the quarterly period ended March 31, 2021;
2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Sun Country as of, and for, the periods presented in this report;
4.	Sun Country's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Sun Country and have:
(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Sun Country, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
(b)	[paragraph omitted in accordance with Exchange Act Rule 13a-14(a)]
(c)	Evaluated the effectiveness of Sun Country’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and
(d)	Disclosed in this report any change in Sun Country's internal control over financial reporting that occurred during Sun Country's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, Sun Country's internal control over financial reporting; and
5.	Sun Country's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Sun Country's auditors and the Audit Committee of Sun Country's Board of Directors (or persons performing the equivalent functions):
(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Sun Country's ability to record, process, summarize and report financial information; and
(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in Sun Country's internal control over financial reporting.

May 6, 2021
/s/ Dave Davis
Dave Davis
President and Chief Financial Officer